UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  June 30, 2014

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2014

PROSPECTOR FUNDS, INC.

August 8, 2014

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

The equity market’s strong performance continued during the six months ended June 30, 2014 (the “first half”), with the S&P 500 gaining 7.1% during the period, and once again hitting all-time highs.  It was a broad-based rally, with Energy stocks leading the way, on concerns over Iraq and other Middle Eastern turmoil, while Consumer stocks (both Staples and Discretionary) lagged.  Interest rates continued to fall, with 10-year Treasury bond yields falling to 2.5%.

Current Market Environment

In the U.S., we have continued to experience the same basic economic conditions: significant monetary stimulus and slow economic growth as the world slowly delevers following the financial crisis.  Although 2014 U.S. Gross Domestic Product (“GDP”) growth is off to a slow start, due to severe winter weather, we expect GDP and corporate earnings should each improve versus 2013.

The Compelling Economics of Consolidation

Merger and acquisition (M&A) activity has finally picked up after a several-year lull.  In fact, through the end of July, global announced M&A is the second highest year-to-date level on record (behind 2007).  Recent examples which have impacted one or both Funds include Suntory’s takeout of Beam Inc., as well as Tyson’s acquisition of Hillshire Brands.  In today’s modest economic growth environment, companies can derive significant economic benefits from merger and acquisition activity.  Some of these benefits include: economies of scale, distribution synergies, increased leverage over suppliers, cost savings, and capital efficiencies.  In some cases, however, deals which seemingly make a lot of economic sense don’t happen due to “social” reasons or, perhaps, Board of Directors who lack the incentive to do a deal (read:  little inside ownership).  Recent examples of mergers that did not happen, but, in some shareholders’ and many industry observers’ minds, should have, could be found in the unsolicited bid for Aspen Insurance by Endurance Specialty Holdings (two Bermuda-based insurers), and a proposed merger between Newmont Mining Corp. and Barrick Gold.

After  Endurance’s hostile offer, Aspen’s Board decided the bid, while at a 20% premium to the  all-time high share price, neither adequately valued their company nor (in the Aspen Board’s view) warranted a discussion about the potential for a merger.  Aspen also cited the companies’ differing cultures (partly a reference to Mr. Charman’s historically heavy involvement in underwriting decisions, and strong personality).  Social issues aside, in our opinion, there are compelling reasons for these two (and potentially other) Bermuda (re)insurers to combine.  For one, in the reinsurance industry, scale is increasingly important.  Rating agencies view bigger as better (a stronger foundation to withstand large losses), and also see the resultant diversification as a benefit.  Additionally, in a world where brokers are consolidating relationships, being a more meaningful market participant gives a company more of a chance to see deals from the brokers and negotiate better terms on pieces of business.  There are also meaningful synergies in the elimination of duplicative back-office expenses.  Endurance estimated that they would see at least $100 million of synergies from the deal.  If one were to apply a 10x multiple to those new-found earnings, $1 billion(b) of value could perhaps be created from the deal – not too shabby when considering the circa $5 billion combined market cap of the two companies.  Lastly, the significant increase in size could also allow the merged entity to face the softening insurance rate market from a stronger position – one in which they had the ability to shrink lines of business that no longer were priced profitably, and manage capital more aggressively.  We believe the financial incentives for Bermuda to consolidate further are there; it remains to be seen whether Boards will act accordingly.

The second example of a “merger that never was” involves the aforementioned Newmont/Barrick tie up.  The two companies confirmed that they had been in talks, which ultimately broke down, ending in a public feud with fin-

PROSPECTOR FUNDS, INC.

ger pointing and criticisms over differing company cultures (not unlike the Endurance / Aspen saga).  This was not the first time the two companies had discussions about merging, and perhaps not the last (with over a third of each company’s mining operations being located in Nevada, a combination makes a lot of operational sense).  Press reports indicated that much of the disagreement was due to roles of senior management and the location of company headquarters.  This acrimony seemingly overshadowed the miners’ $1 billion (plus) in estimated cost savings (again, putting a reasonable earnings multiple on that and comparing it to the combined just-over $30b market cap of the two companies seems  irresistible), as well as other strategic benefits a merged Newmont and Barrick could provide.  In today’s difficult gold mining environment, where it’s much more costly to extract an ounce of gold than in the past, increased scale could create substantial value as the companies consolidate mining operations in overlapping geographies.  In our opinion, this deal should happen at some point – it makes too much sense not to.

An industry that really seems to “get it” when it comes to the strategic and economic benefits of consolidation is the healthcare industry.  Mergers, asset swaps and divestments via sale or spin have been rampant in recent months.  While many of these healthcare deals have been driven by the desire to re-domicile to a more favorable tax jurisdiction (so-called “inversions”), many of these deals make solid strategic sense as well.  For example, while Medtronic aims to re-domicile to Ireland once they complete the acquisition of fellow device-maker Covidien, they may also benefit from the ability to negotiate better terms with hospitals given their added scale.  AbbVie, the spin-out from Abbott, is buying Shire Pharmaceuticals in another tax-inversion deal.  Again, while the taxation benefits can’t be ignored, AbbVie, which generates the substantial majority of their earnings from one drug (Humira), can benefit from Shire’s franchise in the fast-growing orphan drug market.  In a transaction not driven by tax considerations, Merck was able to obtain a very attractive price when they sold their Consumer Products division to Bayer who saw value in  selling Merck’s products (which are largely sold in the U.S. currently) around the world through Bayer’s distribution network.

We’ve long been attracted to restructuring stories in the healthcare sector, and both Funds own several holdings that have a history of creating value through restructuring, or are  in the midst of restructuring.  A Prospector Capital Appreciation Fund holding, Abbott, which spun Hospira years ago, and later AbbVie, recently announced the sale of a division to Mylan which will give Mylan the offshore partner to accomplish a tax inversion and position Abbott to do their own inversion through a future transaction.  It’s important to remember that inverting tax domicile not only serves to lower taxes on income but also grants flexibility to use cash hordes located outside the U.S. without incurring  heavy tax bills on repatriated cash.  This would be a main attraction for Abbott, which generates a significant amount of cash internationally.  Hospira, another Prospector Capital Appreciation Fund name, has been rumored to be in discussions to buy Danone’s Netherlands-based nutrition business, which would allow Hospira to re-domicile to Europe.  Merck, which is held in both Funds, has entered into the aforementioned deal with Bayer, as well as announced an agreement to buy Idenix Pharma, which will broaden Merck’s product offering in the fast-growing Hepatitis C vaccine market.  According to the Wall Street Journal, over $330 billion of healthcare deals have been announced so far this year.  And while many of these deals are tax-related, the industry is extremely innovative and forward-thinking in terms of extracting value via consolidation.  Companies in other sectors should take note.

Postscript on Inversions

The rise of corporate inversions is rooted in an aged American tax code which business leaders contend hinder their ability to compete globally.  We believe the most productive outcome of the current debate on inversions would bethe emergence of a path towards broader tax reform that includes items such as lower statutory rates and provisions for repatriating foreign cash.

For instance, Microsoft’s recently reported overseas cash of approximately $80b represents over 20% of its market capitalization.  So far Microsoft has chosen to not repatriate this cash and pay higher U.S. taxes.  Clearly, Microsoft

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and other companies in similar circumstance could benefit from ways to efficiently bring this “trapped,” idle capital home to re-invest domestically or return to shareholders.

Prospector Capital Appreciation Fund Highlights

Your Capital Appreciation portfolio had a very strong first half of the year.  Performance was led by the oil & gas holdings, as Hess, ConocoPhillips, and Clayton Williams Energy all significantly contributed to performance.  The Consumer Staples sector was the next top contributing sector, aided by acquisitions of two of our holdings, Beam, Inc. and Hillshire Brands.  In January, it was announced that Beam, Inc. would be acquired, in an all-cash deal, by Japan’s Suntory Holdings.  Later in the quarter, Hillshire Brands received multiple competing bids, with Tyson Foods eventually winning out.

The largest purchase during the period was PHH Corp. common stock and convertible securities.  Our first PHH position was initiated about three years ago when we purchased their convertible bonds maturing in September 2014 at a discount to par subsequent to a failed bond offering.  At the time, we believed it incredibly unlikely this security would suffer a permanent impairment of capital and that it was possible we could have a Trinity-type outcome.  With maturity looming, and the current stock price below the conversion price, this latter possibility is no longer likely.

Nonetheless, we still see lots to like in PHH and now believe the common stock could be a vehicle to capture significant appreciation.  PHH recently closed the sale of their leasing operations (for $1.4 billion) and while a steady performer, it was a capital-intensive business that raised the company’s overall leverage.  Importantly, management has committed to $450 million of share repurchases (34% of today’s market cap) over the next 12 months.  We do not consider it a coincidence that CEO Glen Messina has options (potentially worth several million dollars) that vest from February 2015 to March 2016 and are maximized if PHH’s stock price is above $30 (vs. $22.98 price at June 30).

What remains at PHH is a reasonably (albeit more than our typical holding) levered mortgage company.  Though recent industry profitability has been driven by originations in a declining rate environment, we believe conservatively valued mortgage servicing rights (MSR’s) will enable PHH to offset the likely drag as secondary mortgage rates increase.  Additionally, potential MSR financing sources are increasing.  Critically important: PHH’s mortgage quality remained very good throughout the subprime debacle.  While prior management frequently underperformed, they never pulled the credit lever to goose originations.  If PHH was able to finance good-credit-quality, GSE-conforming MSR’s in a fashion consistent with transactions that have already occurred, it could generate another $230M of capital if PHH securitized 20% of its own servicing book.  Notably, PHH has reached an agreement with Two Harbors (TWO) to finance up to 50% of MSR’s produced in the future and while this does not apply to the current MSR book, it should gradually further reduce capital intensity.

The company recently laid out long-term financial targets and a capital plan that if hit could result in earnings per share of $6.60.  Over the medium term, we would be more than satisfied with $4.00 and believe management has both the ability and incentives to get there.

Among the largest sales during the period were the convertible securities of Trinity Holdings.  This was a highly successful investment, with purchases made in the mid-70’s following the financial crisis, and final sales in the 180’s.  Trinity, the manufacturer and lessor of railcars, has ridden the wave of increasing railcar orders (boosted significantly by Bakken crude shipments).  However, with the convert’s lack of bond floor downside protection (given its appreciation), and the potential for negative surprises to this highly cyclical business (e.g., possible Keystone Pipeline approval), we decided it was time to move on.

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Prospector Opportunity Fund Highlights

During the first half of 2014, the Opportunity Fund underperformed the strong returns of Midcap indices but outperformed the weaker performance of the Russell 2000 Index.  Our heavy overweight position in Financial Services stocks, which has consistently run over 40%, was the most significant drag on performance in the first half.  While our 1.8% return on the Prospector Opportunity Fund’s financial weighting looks reasonable when compared to the -1.1% and 2.0% comparative results for financial indices in the first half of the year, the large overweight sector bet held back overall fund performance.

The Industrial Sector exhibited strong performance during the first half of the year.  Our stocks advanced by in excess of ten percent, easily beating relevant Midcap Industrial indices.  Key contributors included Tyco, Landstar, and Celadon, where improving fundamentals helped drive healthy gains.

Our largest purchase during the first half was a position we initiated in Insurance Broker, Brown & Brown.  The recession was a difficult time for the company, but since 2009, the Company has grown revenues at a compounded rate of 9%, earnings at a rate of 9%, and free cash flow at a rate of 15%.  We purchased our position amidst the expectation of a weak quarter, at a 2015 estimated free cash flow yield of almost 7%.

One of our largest sales during the first half of 2014 was the sale of convertible bonds and the common stock of Alliant Techsystems, a defense contractor.  We purchased the stock during 2010 and 2011 as the market became concerned about a Federal Government shutdown and sequestration and their potential impact on the Defense industry.  Alliant is a company that we have monitored for many years.  The Company has done an excellent job of diversifying from their core strengths in the Aerospace and Defense industries into the Sporting Goods area.  Subsequently Alliant has produced excellent earnings and cash flows that easily exceeded market expectations.  Following excellent performance by the stock, our sales reflect our view that the shares are now much more fairly valued.

Outlook

The economy has remained in slow growth recovery mode since the end of the financial crisis.  We expect modestly better economic performance in 2014, but not enough for the Fed to declare victory.  Europe has been improving off recessionary levels.  The U.S. housing sector is in hesitant recovery mode after a five year downturn.  As well, we will continue to enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.  Indeed the wealth effect on the U.S. consumer from 2013’s rising 401k balances and higher home prices should spur consumer spending, a key growth driver.  Central bank policies and interest rates remain accommodating.  Yet we move inexorably closer to the uncertainty of the post Quantitative Easing period.  Budget and trade deficits in the U.S. have halved from the depths of 2009, yet remain elevated in historical terms.  The budget deficit has been trimmed to 4% of GDP in 2013, down from about 10% in 2009 – due to a combination of greater tax revenue (economic growth and higher tax rates) plus the muted government spending (Congress’ sequester).

Interest and mortgage rates have continued near historically low levels.  Our best guess is those rates will be materially higher in five years.  This may eventually cause trouble for bond investors.  The outlook for equities in a higher interest rate scenario is less obvious.  Higher rates will likely accompany better economic conditions and possibly higher inflation, both of which are relative positives for equities compared to bonds.  Much depends on the path and pace of interest rates’ return to normalcy.

Equity valuations are starting to reach extended levels due to the strong advance.  We surmise the S&P 500 is in the eighth decile on trailing operating earnings.  Let’s not forget that those earnings have benefited from record high profit margins.  It’s hard not to conclude that we believe we are in the latter stages of a bull market, although nothing is certain in the investment world.  Equities do look reasonable when comparing earnings yields to Treasury or

PROSPECTOR FUNDS, INC.

even corporate bond yields.  A more subtle attraction is that one is significantly more likely to achieve a result different from market averages in the stock market than in the bond market.  Returns in bonds are more tightly clustered around market averages due to the dominating influence of interest rates on the overall result.

Corporations have terrific balance sheets and are accumulating excess cash and capital.  Importantly they are also starting to spend on capital projects and hiring new employees.  This will likely pressure profit margins in the near term which sit at all time high levels, 10% for the fourth quarter of 2013 for example.  The offset should be an improvement in revenue growth from the low single digit levels of the past few years.

We feel the uncertain macro environment is slowly improving, although geopolitical unrest from Russia, Gaza, or elsewhere could spoil the outlook.  In any case, the values inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile we believe equities are a superior asset allocation alternative longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Richard P. Howard	Kevin R. O’Brien	Jason A. Kish

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Nothing contained on this communication constitutes tax, legal, or investment advice.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2014

	One Year	Three Year	Five Year	Since Inception(1)
Capital Appreciation Fund	21.29%	8.27%	13.37%	5.70%
S&P 500 Index(2)	24.61%	16.58%	18.83%	6.02%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2014

	One Year	Three Year	Five Year	Since Inception(1)
Opportunity Fund	17.55%	12.78%	16.51%	9.07%
Russell 2000 Index(2)	23.64%	14.57%	20.21%	7.31%
Russell Midcap Index(3)	26.85%	16.09%	22.07%	7.96%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example
June 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 – June 30, 2014).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/01/2014)	Value (06/30/2014)	(01/01/2014 to 06/30/2014)
Capital Appreciation Actual(2)	$1,000.00	$1,071.30	$6.68
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51

Opportunity Actual(2)	1,000.00	1,035.30	6.56
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.30% and 1.30% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2014 of 7.13% and 3.53% for Capital Appreciation Fund and Opportunity Fund, respectively.

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Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2014(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2014(1)(3)

Capital Appreciation Fund

Hess	3.9%
RTI International, 1.625%, 10/15/2019	3.3%
Corning	3.2%
PHH	2.9%
ConocoPhillips	2.8%
Newmont Mining, 1.625%, 07/15/2017	2.8%
Domtar	2.8%
Loews	2.7%
FirstEnergy	2.7%
Post Properties	2.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2014(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2014(1)(3)

Opportunity Fund

Hess	2.7%
Murphy Oil	2.3%
Franklin Resources	2.2%
Invesco	2.2%
Lancaster Colony	1.9%
CNA Financial	1.8%
XL Group	1.6%
Tyco International	1.6%
HomeTrust Bancshares	1.6%
Merck & Co.	1.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2014

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 77.3%

Banks – 0.1%
CIT Group	1,200	$54,912

Chemicals – 1.9%
E.I. Du Pont de Nemours	12,100	791,824

Consumer Discretionary – 1.8%
Cablevision Systems, Class A	28,700	506,555
DreamWorks Animation SKG, Class A*	10,000	232,600
		739,155

Consumer Staples – 10.9%
Campbell Soup	13,600	623,016
Coca-Cola	19,300	817,548
Energizer Holdings	3,700	451,511
Sysco	5,900	220,955
Tootsie Roll Industries	25,185	741,447
Walgreen	8,300	615,279
Wal-Mart Stores	14,300	1,073,501
		4,543,257

Diversified Financial Services – 4.6%
Legg Mason	13,900	713,209
PHH *	52,200	1,199,556
		1,912,765

Energy – 13.7%
Apache	1,300	130,806
Cameco	3,100	60,791
Clayton Williams Energy*	6,200	851,694
ConocoPhillips	13,700	1,174,501
Hess	16,400	1,621,796
Murphy Oil	10,100	671,448
Talisman Energy	87,900	931,740
WPX Energy *	12,300	294,093
		5,736,869

Healthcare – 8.4%
Abbott Laboratories	23,400	957,060
Hospira*	7,200	369,864

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2014

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 77.3% (CONTINUED)

Healthcare – 8.4% (Continued)
Johnson & Johnson	6,400	$669,568
Merck & Co.	8,700	503,295
Pfizer	10,400	308,672
Sanofi – ADR	13,300	707,161
		3,515,620

Industrials – 0.7%
Curtiss-Wright	4,800	314,688

Information Technology – 6.8%
Automatic Data Processing	13,000	1,030,640
Corning	60,800	1,334,560
Paychex	4,600	191,176
Xerox	22,900	284,876
		2,841,252

Insurance – 8.9%
American International Group	8,000	436,640
Berkshire Hathaway, Class B*	5,300	670,768
CNA Financial	9,900	400,158
Donegal Group, Class A	7,900	120,870
First American Financial	8,800	244,552
Loews	25,600	1,126,656
State Auto Financial	30,300	709,929
		3,709,573

Metals & Mining – 3.3%
AuRico Gold	23,920	101,899
Barrick Gold	14,700	269,010
Gold Fields – ADR	124,500	463,140
Newmont Mining	15,100	384,144
Sibanye Gold – ADR	15,700	173,171
		1,391,364

Paper & Forest Products – 3.0%
Deltic Timber	1,800	108,756
Domtar	26,902	1,152,751
		1,261,507

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2014

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 77.3% (CONTINUED)

Real Estate – 5.4%
AvalonBay Communities	4,600	$654,074
Forestar Group*	26,000	496,340
Post Properties	20,800	1,111,968
		2,262,382

Telecommunication Services – 2.1%
Telephone & Data Systems	33,400	872,074

Utilities – 5.7%
FirstEnergy	32,200	1,117,984
NRG Energy	21,701	807,277
Public Service Enterprise Group	10,100	411,979
TransAlta	3,100	38,037
		2,375,277

Total Common Stocks
(Cost $26,909,328)		32,322,519

	Par

CONVERTIBLE BONDS – 18.3%

Consumer Staples – 0.8%
Chiquita Brands
4.250%, 08/15/2016	$325,000	327,235

Containers & Packaging – 0.9%
Owens-Brockway
3.000%, 06/01/2015 (a)	375,000	383,437

Diversified Financial Services – 3.2%
Janus Capital Group
0.750%, 07/15/2018	425,000	553,031
PHH
4.000%, 09/01/2014	775,000	778,875
		1,331,906

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2014

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 18.3% (CONTINUED)

Energy – 2.0%
InterOil
2.750%, 11/15/2015	$225,000	$227,109
USEC
3.000%, 10/01/2014 (b)	2,375,000	605,625
		832,734

Healthcare – 1.6%
Hologic
2.000%, 12/15/2037	550,000	689,906

Industrials – 0.3%
Trinity Industries
3.875%, 06/01/2036	75,000	139,641

Metals & Mining – 6.3%
Horsehead Holding
3.800%, 07/01/2017	75,000	102,609
Newmont Mining
1.625%, 07/15/2017	1,100,000	1,161,187
RTI International
1.625%, 10/15/2019	1,375,000	1,380,156
		2,643,952

Real Estate – 3.2%
Forest City Enterprises
4.250%, 08/15/2018	50,000	56,500
3.625%, 08/15/2020 (a)	425,000	448,375
Forestar Group
3.750%, 03/01/2020	750,000	813,281
		1,318,156

Total Convertible Bonds
(Cost $9,025,098)		7,666,967

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2014

Capital Appreciation Fund

Description	Shares	Value

EXCHANGE TRADED FUND – 0.1%
SPDR Gold Trust *
(Cost $51,779)	400	$51,216

SHORT-TERM INVESTMENT – 3.8%
Invesco Treasury Portfolio, 0.010%^
(Cost $1,591,831)	1,591,831	1,591,831
Total Investments – 99.5%
(Cost $37,578,036)		41,632,533
Other Assets and Liabilities, Net – 0.5%		190,484
Total Net Assets – 100.0%		$41,823,017

*	Non-income producing security
ADR – American Depository Receipt
(a)
Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of June 30, 2014, the value of these investments was $831,812 or 2.0% of total net assets.

(b)	Security in default
^	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of June 30, 2014.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2014

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 91.1%

Banks – 17.4%
Banc of California	53,500	$583,150
Brookline Bancorp	25,500	238,935
BSB Bancorp *	19,600	336,336
Capital Bank Financial, Class A*	33,000	779,130
Capital City Bank Group	21,100	306,583
Central Pacific Financial	37,900	752,315
Chicopee Bancorp	26,200	442,518
Citigroup	23,370	1,100,727
City National	6,900	522,744
Clifton Bancorp	126,184	1,598,751
CU Bancorp*	25,100	478,657
Dime Community Bancshares	29,800	470,542
First Defiance Financial	25,400	728,980
Fox Chase Bancorp	18,002	303,514
HomeTrust Bancshares*	115,600	1,823,012
Metro Bancorp *	27,280	630,714
Ocean Shore Holding	25,072	367,305
OceanFirst Financial	87,200	1,444,032
Oritani Financial	69,750	1,073,452
PacWest Bancorp	16,800	725,256
Peoples Federal Bancshares	48,380	893,095
ServisFirst Bancshares	12,100	1,045,803
SI Financial Group	41,300	475,363
United Financial Bancorp	49,957	676,917
Washington Trust Bancorp	17,700	650,829
Waterstone Financial	107,300	1,224,293
Westfield Financial	105,000	783,300
		20,456,253

Chemicals – 1.0%
H.B. Fuller	23,200	1,115,920

Construction Materials – 0.4%
United States Lime & Minerals	7,572	490,666

Consumer Discretionary – 5.1%
Darden Restaurants	7,600	351,652
Denny’s*	123,900	807,828
Home Depot	14,700	1,190,112

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2014

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 91.1% (CONTINUED)

Consumer Discretionary – 5.1% (Continued)
Hyatt Hotels, Class A*	18,300	$1,115,934
Jack in the Box	12,700	759,968
Johnson Outdoors, Class A	17,679	456,118
McDonald’s	12,100	1,218,954
Noodles & Company*	3,100	106,609
		6,007,175

Consumer Staples – 9.1%
Church & Dwight	22,900	1,601,855
Crimson Wine Group*	5,970	54,028
J & J Snack Foods	13,400	1,261,208
Lancaster Colony	23,000	2,188,680
Monster Beverage*	8,400	596,652
Orkla	113,400	1,010,346
PepsiCo	11,500	1,027,410
Tootsie Roll Industries	44,800	1,318,912
Wal-Mart Stores	21,800	1,636,526
		10,695,617

Containers & Packaging – 1.3%
Silgan Holdings	31,100	1,580,502

Diversified Financial Services – 8.0%
Franklin Resources	45,400	2,625,936
IntercontinentalExchange	1,600	302,240
Invesco	67,700	2,555,675
Legg Mason	31,500	1,616,265
Leucadia National	54,500	1,428,990
PICO Holdings*	39,200	931,392
		9,460,498

Energy – 6.0%
Hess	32,400	3,204,036
Murphy Oil	41,500	2,758,920
Talisman Energy	97,200	1,030,320
		6,993,276

Healthcare – 7.1%
AMAG Pharmaceuticals*	23,500	486,920
Auxilium Pharmaceuticals*	16,300	326,978
Eli Lilly & Co.	11,600	721,172

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2014

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 91.1% (CONTINUED)

Healthcare – 7.1% (Continued)
Haemonetics*	44,400	$1,566,432
Invacare	49,900	916,663
Johnson & Johnson	9,000	941,580
Merck & Co.	30,948	1,790,342
Patterson Companies	24,300	960,093
WellPoint	5,600	602,616
		8,312,796

Industrials – 7.7%
Alliant Techsystems	2,826	378,458
Celadon Group	68,994	1,470,952
CIRCOR International	8,640	666,403
Curtiss-Wright	9,900	649,044
Landstar System	27,800	1,779,200
Northrop Grumman	7,800	933,114
Sulzer	2,900	406,811
Tyco International	41,300	1,883,280
Xylem	21,300	832,404
		8,999,666

Information Technology – 7.8%
Cadence Design Systems*	40,800	713,592
EMC	17,400	458,316
Maxim Integrated Products	37,100	1,254,351
Microsoft	25,200	1,050,840
NetApp	24,300	887,436
Paychex	34,000	1,413,040
Synopsys*	24,100	935,562
Verifone Systems*	7,000	257,250
VeriSign*	28,800	1,405,728
Xilinx	16,400	775,884
		9,151,999

Insurance – 12.3%
Aspen Insurance Holdings	30,600	1,389,852
Brown & Brown	46,100	1,415,731
Catlin Group	86,227	789,490
Chubb	12,800	1,179,776
CNA Financial	51,900	2,097,798
Endurance Specialty Holdings	27,900	1,439,361
Infinity Property & Casualty	22,092	1,485,245

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2014

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 91.1% (CONTINUED)

Insurance – 12.3% (Continued)
MetLife	12,500	$694,500
Platinum Underwriters Holdings	20,700	1,342,395
Progressive	28,900	732,904
XL Group	57,700	1,888,521
		14,455,573

Metals & Mining – 1.8%
Gold Fields – ADR	39,800	148,056
Kinross Gold*	132,100	546,894
Newmont Mining	57,500	1,462,800
Victoria Gold *	96,500	12,391
		2,170,141

Paper & Forest Products – 1.0%
Deltic Timber	9,000	543,780
Domtar	14,400	617,040
		1,160,820

Real Estate – 1.8%
Forestar Group*	29,700	566,973
Howard Hughes*	3,300	520,839
Parkway Properties	52,350	1,081,027
		2,168,839

Utilities – 3.3%
Empire District Electric	28,300	726,744
Public Service Enterprise Group	28,200	1,150,278
TECO Energy	52,600	972,048
UIL Holdings	25,500	987,105
		3,836,175
Total Common Stocks
(Cost $86,746,904)		107,055,916

	Par
CONVERTIBLE BONDS – 1.5%

Healthcare – 1.1%
Hologic
2.000%, 12/15/2037	$1,000,000	1,254,375

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2014

Opportunity Fund

Description	Par	Value

CONVERTIBLE BONDS – 1.5% (CONTINUED)

Real Estate – 0.4%
Forestar Group
3.750%, 03/01/2020	$450,000	$487,969
Total Convertible Bonds
(Cost $1,641,749)		1,742,344

	Shares
SHORT-TERM INVESTMENT – 7.3%

Invesco Treasury Portfolio, 0.010%^
(Cost $8,654,611)	8,654,611	8,654,611
Total Investments – 99.9%
(Cost $97,043,264)		117,452,871
Other Assets and Liabilities, Net – 0.1%		103,682
Total Net Assets – 100.0%		$117,556,553

*	Non-income producing security
ADR	– American Depository Receipt
^	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of June 30, 2014.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2014

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost $37,578,036 and $97,043,264, respectively)	$41,632,533	$117,452,871
Cash	4,969	25,951
Receivable for investment securities sold	181,548	—
Receivable for dividends and interest	96,933	82,870
Receivable for capital shares sold	—	206,182
Prepaid expenses	12,447	13,896
Total assets	41,928,430	117,781,770

LIABILITIES:
Payable for investment securities purchased	34,677	14,987
Payable for capital shares redeemed	—	69,384
Payable to adviser, net	23,591	89,370
Accrued distribution fees	6,533	10,459
Accrued expenses and other liabilities	40,612	41,017
Total liabilities	105,413	225,217

NET ASSETS	$41,823,017	$117,556,553

COMPOSITION OF NET ASSETS:
Portfolio capital	$34,369,606	$91,812,801
Undistributed net investment income	2,044	332,321
Accumulated net realized gain on investments	3,396,865	5,002,044
Net unrealized appreciation of investments	4,054,502	20,409,387
Total net assets	$41,823,017	$117,556,553

CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	2,281,398	5,278,415

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$18.33	$22.27

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2014

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$(7,672)	$11,161
Dividend income	346,721	1,024,320
Less: Foreign taxes withheld	(11,181)	(10,417)
Total investment income	327,868	1,025,064

EXPENSES:
Investment advisory fees	219,586	577,360
Administration fees	25,063	48,904
Fund accounting fees	20,868	20,908
Directors’ fees	16,548	34,109
Transfer agent fees	14,895	20,931
Audit fees	13,960	13,960
Registration fees	11,993	12,411
Distribution fees	8,042	24,716
Legal fees	7,281	17,387
Custodian fees	6,050	4,511
Other expenses	5,923	10,144
Postage and printing fees	1,833	4,260
Total expenses	352,042	789,601
Less: Fee waivers	(92,531)	(107,267)
Total net expenses	259,511	682,334
NET INVESTMENT INCOME	68,357	342,730

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	2,732,245	4,338,846
Net change in unrealized depreciation of investments	(24,977)	(895,499)
Net gain on investments	2,707,268	3,443,347

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,775,625	$3,786,077

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
OPERATIONS:
Net investment income	$68,357	$433,097
Net realized gain on investments	2,732,245	2,968,186
Net change in unrealized
appreciation (depreciation) of investments	(24,977)	3,577,184
Net increase resulting from operations	2,775,625	6,978,467

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	460,124	2,014,107
Proceeds from reinvestment of distributions	—	2,243,850
Payments for shares redeemed	(3,071,666)	(6,418,748)
Redemption fees	—	8
Net decrease from capital share transactions	(2,611,542)	(2,160,783)

DISTRIBUTIONS PAID FROM:
Net investment income	—	(384,267)
Net realized gains	—	(1,878,037)
Total distributions to shareholders	—	(2,262,304)

TOTAL INCREASE IN NET ASSETS	164,083	2,555,380

NET ASSETS:
Beginning of period	41,658,934	39,103,554

End of period (including undistributed (distributions
in excess of) net investment income of
$2,044 and $(66,313), respectively)	$41,823,017	$41,658,934

TRANSACTIONS IN SHARES:
Shares sold	26,638	122,206
Shares issued in reinvestment of distributions	—	131,143
Shares redeemed	(179,408)	(393,613)
Net decrease	(152,770)	(140,264)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
OPERATIONS:
Net investment income	$342,730	$308,275
Net realized gain on investments	4,338,846	5,996,465
Net change in unrealized
appreciation (depreciation) of investments	(895,499)	14,322,805
Net increase resulting from operations	3,786,077	20,627,545

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	23,058,189	15,314,117
Proceeds from reinvestment of distributions	—	5,887,496
Payments for shares redeemed	(7,038,873)	(8,369,938)
Redemption fees	380	219
Net increase from capital share transactions	16,019,696	12,831,894

DISTRIBUTIONS PAID FROM:
Net investment income	—	(307,152)
Net realized gains	—	(5,950,554)
Total distributions to shareholders	—	(6,257,706)

TOTAL INCREASE IN NET ASSETS	19,805,773	27,201,733

NET ASSETS:
Beginning of period	97,750,780	70,549,047

End of period (including undistributed (distributions
in excess of) net investment income of
$332,321 and $(10,409), respectively)	$117,556,553	$97,750,780

TRANSACTIONS IN SHARES:
Shares sold	1,061,126	766,993
Shares issued in reinvestment of distributions	—	274,220
Shares redeemed	(327,558)	(404,150)
Net increase	733,568	637,063

PROSPECTOR FUNDS, INC.

Financial Highlights
	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$17.11		$15.19	$14.90	$15.92	$13.95	$10.85

OPERATIONS:
Net investment income	0.03		0.18	0.31	0.15	0.14	0.25
Net realized and unrealized
gain (loss) on investments	1.19		2.72	0.54	(0.79)	2.30	3.09
Total from operations	1.22		2.90	0.85	(0.64)	2.44	3.34

LESS DISTRIBUTIONS:
From net investment income	—		(0.17)	(0.34)	(0.17)	(0.16)	(0.24)
From net realized gains	—		(0.81)	(0.22)	(0.21)	(0.31)	—
Total distributions	—		(0.98)	(0.56)	(0.38)	(0.47)	(0.24)

NET ASSET VALUE:
End of period	$18.33		$17.11	$15.19	$14.90	$15.92	$13.95

TOTAL RETURN	7.13	%(1)	19.10%	5.76%	(4.00)%	17.52%	30.74%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$41,823		$41,659	$39,104	$53,737	$43,535	$29,724
Ratio of expenses to average net assets:
Before expense reimbursement	1.76	%(2)	1.77%	1.77%	1.70%	2.01%	2.38%
After expense reimbursement	1.30	%(2)	1.30%	1.37%	1.50%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.12	)%(2)	0.61%	1.10%	0.63%	0.55%	1.27%
After expense reimbursement	0.34	%(2)	1.08%	1.50%	0.83%	1.06%	2.15%
Portfolio turnover rate	19	%(1)	31%	15%	24%	27%	41%

(1)	Not Annualized.
(2)	Annualized.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$21.51		$18.05	$16.62	$17.45	$15.10	$12.04

OPERATIONS:
Net investment income	0.07		0.07	0.20	0.07	0.09	0.08
Net realized and unrealized
gain (loss) on investments	0.69		4.84	2.22	(0.11)	2.47	3.06
Total from operations	0.76		4.91	2.42	(0.04)	2.56	3.14

LESS DISTRIBUTIONS:
From net investment income	—		(0.07)	(0.20)	(0.05)	(0.12)	(0.08)
From net realized gains	—		(1.38)	(0.79)	(0.74)	(0.09)	—
Total distributions	—		(1.45)	(0.99)	(0.79)	(0.21)	(0.08)

NET ASSET VALUE:
End of period	$22.27		$21.51	$18.05	$16.62	$17.45	$15.10

TOTAL RETURN	3.53	%(1)	27.25%	14.63%	(0.21)%	16.94%	26.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$117,557		$97,751	$70,549	$59,715	$37,575	$26,082
Ratio of expenses to average net assets:
Before expense reimbursement	1.50	%(2)	1.57%	1.64%	1.70%	2.05%	2.51%
After expense reimbursement	1.30	%(2)	1.30%	1.36%	1.50%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.45	%(2)	0.08%	0.84%	0.20%	0.04%	(0.27)%
After expense reimbursement	0.65	%(2)	0.35%	1.12%	0.40%	0.59%	0.74%
Portfolio turnover rate	16	%(1)	25%	43%	45%	45%	51%

(1)	Not Annualized.
(2)	Annualized.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2014

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2014

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2014, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$32,322,519	$—	$—	$32,322,519
Convertible Bonds	—	7,666,967	—	7,666,967
Exchange Traded Fund	51,216	—	—	51,216
Short-Term Investment	1,591,831	—	—	1,591,831
Total Investments	$33,965,566	$7,666,967	$—	$41,632,533

Opportunity Fund
Common Stocks	$107,055,916	$—	$—	$107,055,916
Convertible Bonds	—	1,742,344	—	1,742,344
Short-Term Investment	8,654,611	—	—	8,654,611
Total Investments	$115,710,527	$1,742,344	$—	$117,452,871

Refer to each Fund’s Schedule of Investments for further sector breakout.

Transfers between levels are recognized at the beginning of the reporting period.  During the six months ended June 30, 2014, the Funds recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the period.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the six months ended June 30, 2014, the Funds held no derivative instruments.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2014

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2013, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:  (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At June 30, 2014, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

Subsequent Events – Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2014, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2014

4.  INVESTMENT TRANSACTIONS

During the six months ended June 30, 2014, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales

Capital Appreciation Fund	$7,374,879	$9,438,955
Opportunity Fund	30,124,281	15,412,290

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2014, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
	Appreciation	Depreciation	Net	Tax Cost

Capital Appreciation Fund	$7,772,303	$(3,717,806)	$4,054,497	$37,578,036
Opportunity Fund	22,986,648	(2,577,041)	20,409,607	97,043,264

At December 31, 2013, the Funds’ most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

					Total
	Undistributed	Undistributed	Other		Accumulated
	Ordinary	Long-Term	Accumulated	Unrealized	Earnings
	Income	Capital Gains	Losses	Appreciation	(Deficit)

Capital Appreciation Fund	$106,222	$746,273	$(12,967)	$3,838,257	$4,677,785
Opportunity Fund	28,855	634,373	(10,439)	21,304,886	21,957,675

As of December 31, 2013, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended December 31, 2013, the Capital Appreciation Fund and the Opportunity Fund do not plan to defer any late year losses.

There were no distributions paid during the six months ended June 30, 2014.

The tax character of distributions paid during the fiscal year ended December 31, 2013 were as follows:

	Ordinary	Long Term
	Income	Capital Gains	Total

Capital Appreciation Fund	$454,484	$1,807,820	$2,262,304
Opportunity Fund	564,316	5,693,390	6,257,706

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2014

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with the Adviser, with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.10% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  As of June 30, 2014, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least September 30, 2015.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund

12/31/14	114,442	105,613
12/31/15	186,758	183,148
12/31/16	188,732	237,316
12/31/17	92,531	107,267
Total	$582,463	$633,344

As of June 30, 2014, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2014, Capital Appreciation Fund and Opportunity Fund incurred expenses of $8,042 and $24,716, respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2014

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
June 30, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)* /s/ John D. Gillespie
  John D. Gillespie, President

Date     September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John D. Gillespie
  John D. Gillespie, President

Date     September 4, 2014

By (Signature and Title)* /s/ Peter N. Perugini, Jr.
  Peter N. Perugini, Jr., Treasurer

Date     September 4, 2014

* Print the name and title of each signing officer under his or her signature.